SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                     ____________________________________


                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported) (August 12, 1996)    August 13, 1996
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                          CAI WIRELESS SYSTEMS, INC.


            (Exact name of registrant as specified in its charter)



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     Connecticut                        0-22888                        06-1324691
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   (State or other                 (Commission File                   (IRS Employer
   jurisdiction of                      Number)                    Identification No.)
   incorporation)
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                    18 CORPORATE WOODS BLVD., ALBANY, NY   12211
               (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code    (518) 462-2632





         (Former name or former address, if changed since last report)







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Item 5 - OTHER EVENTS

      The following news release was issued on August 12, 1996:

     CAI WIRELESS SYSTEMS, INC. ANNOUNCES 1996 FIRST QUARTER RESULTS on August 12, 1996 (see exhibit 99.1).


Item 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       C.  Exhibits

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       Exhibit No.                         Exhibit Description                       Location
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99.1                                Media release - CAI Wireless
                                    Systems,  Inc. announces 1996 first
                                    quarter results,  dated  August 12,
                                    1996                                             Pages 4-6
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        SIGNATURE                     TITLE                      DATE



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 /S/ JARED  E. ABBRUZZESE     Chairman, Chief Executive Officer,  August 13, 1996
     Jared E. Abbruzzese      and Director (Principal Executive
                              Officer)



 /S/ JAMES P. ASHMAN          Executive Vice President, Chief     August 13, 1996
     James P. Ashman          Financial Officer and Director
                              (Principal Financial Officer)


 /S/ CRAIG J. KESSLER         Vice President and Controller       August 13, 1996
     Craig J. Kessler         (Principal Accounting Officer)



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